Putnam
Convertible
Income-Growth
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-03

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

It gives us great pleasure to report strong performance by Putnam Convertible Income-Growth Trust during the six months ended April 30, 2003. The fund's results at net asset value were in line with its benchmark index and ahead of its Lipper category average. You will find the details on page 7.

The semiannual period represented one of those rare times when both the equity and fixed-income markets were ascending, an optimal environment for the convertible securities in which your fund invests. In the following report, your fund's management team provides a detailed discussion of the performance during the first half of fiscal 2003 and the strategies it employed in achieving these results. We are also encouraged to note that the management team believes that this favorable economic environment may continue.

As we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 18, 2003

REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* Putnam Convertible Income-Growth Trust's class A shares posted a return of 13.45% at net asset value for the semiannual period ended April 30, 2003. Class A shares' return at public offering price was 6.94%.

* The fund's performance at net asset value was in line with that of its benchmark, the Goldman Sachs Convertible 100 Index, which returned 13.61% for the period.

* Due to strong stock selection and aggressive positioning, the fund's return at net asset value exceeded the average for its peer group, the Lipper Convertible Securities Funds category, which was 11.16%.

* Index and Lipper results should be compared to fund performance at net asset value. See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

For the first half of its 2003 fiscal year, Putnam Convertible Income-Growth Trust took full advantage of a market environment that was nearly ideal for convertible-bond investing. Convertible bonds are hybrid securities that have characteristics of bonds and stocks. Thus, they benefited as conditions boosted prices for fixed-income securities steadily upward during the period, and again as equity prices, while remaining quite volatile, closed the period with a sharp upward correction. Our bullish outlook at the beginning of the period supported a strategy of increasing the fund's equity sensitivity, or delta. This relatively aggressive positioning proved rewarding as equities rallied in April. Combined with strong results from individual holdings, it enabled the fund to keep pace with its benchmark and outperform its Lipper category.

Fund Profile

Putnam Convertible Income-Growth Trust pursues current income and capital appreciation by investing primarily in convertible securities -- corporate bonds and preferred stocks that are convertible into common stock. It may be an appropriate fund for investors who want to participate in the potential capital gains of higher-growth sectors, while also benefiting from fixed-income payments.

* MARKET OVERVIEW

When the fiscal period began, corporate bonds and preferred stocks were wallowing near a market bottom. Investor sentiment had been battered by news of corporate malfeasance, credit-rating downgrades, and lackluster profits. Risk aversion was high and credit spreads (the difference in yields between higher-risk investments and comparatively low-risk Treasury bonds) were very wide. Since November, however, confidence has begun returning gradually to the markets, rating agencies have become less reactionary, and the availability of credit has improved. Over this period, credit spreads have narrowed, reflecting investors' willingness to accept a greater degree of risk. This benefited convertible bonds, roughly half of which tend to be sub- investment-grade issues. In general, the market also favored economically-sensitive securities. This also helped convertible bonds, which are more frequently issued by growing companies in cyclical industries. Lastly, the stock market trended upward as earnings and profits showed improvement. This had a positive effect on convertibles, which tend to move in tandem with their underlying common stock. All told, this was a particularly favorable period for your fund and its target investments.


MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 4/30/03

Equities

Goldman Sachs Convertible 100 Index                              13.61%
-----------------------------------------------------------------------
S&P 500 Index (broad market)                                      4.48%
-----------------------------------------------------------------------
Russell 2000 Growth Index (small- to mid-cap growth stocks)       7.68%
-----------------------------------------------------------------------
MSCI World Ex-U.S. Index (international equities)                 2.59%
-----------------------------------------------------------------------

Bonds

Citigroup World Government Bond Index
(global bonds in local currency)                                  9.73%
-----------------------------------------------------------------------
Lehman Government Bond Index (U.S. government bonds)              3.10%
-----------------------------------------------------------------------
CSFB High Yield Index (U.S. high-yield corporate bonds)          19.75%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the six months ended 4/30/03.


* STRATEGY OVERVIEW

Fund performance reflected the success of a number of active strategies. As noted earlier, we increased the fund's delta, or equity sensitivity, based on our belief that conditions in the equity marketplace would improve. The delta for convertible-fund indexes has drifted lower during the three-year bear market, because many convertible issues are "busted" -- meaning that the underlying stock values have declined to such an extent that the conversion feature of the bond is considered nearly worthless. We deliberately positioned the fund to have a higher delta than the benchmark index, so that when the market for equities accelerated, the fund would benefit more than the benchmark. This strategy worked according to plan.

We also took positions in a few special situations -- riskier bets that we believed had enough upside potential to justify the added risk. We took advantage of the research and expertise of Putnam's High Yield and Specialty Growth investment teams to fully assess the risk and reward equations before committing fund assets. A number of these positions paid off handsomely, and are discussed in the following section.

A third strategy was to largely avoid the more defensive offerings of the convertible-bond market. In our opinion, these large, higher-quality convertibles have limited upside potential, and so are not in keeping with our bullish attitude. We also established small positions in high-yielding common stocks to provide exposure to industries not well represented by convertibles.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED*

                             as of 10/31/02       as of 4/30/03

Financial                        15.6%                16.5%

Technology                        5.1%                14.4%

Consumer cyclicals               12.2%                13.8%

Health care                       9.9%                11.6%

Utilities
and power                         7.7%                 8.9%

Footnote reads:
*This chart shows how the fund's top industry weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


* HOW FUND HOLDINGS AFFECTED PERFORMANCE

Capital One Financial was among the key contributors to performance for the period. The company's stock was trading at low levels due to concerns about its strategy of extending credit to high-risk consumers. We began the period with a large position in Capital One convertibles. As the credit worries abated, the stock recovered and the convertibles reflected this improvement. Similarly, Rite Aid convertibles appreciated significantly as the underlying stock price rallied from very depressed levels. This holding was also integral to the fund's success, as the holding is among the top 20 largest positions.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS*

Simon Property Group, Inc.
Ser. B, $6.50 cum. cv. pfd.
Financial

Ford Motor Co. Capital Trust II
$3.25 cum. cv. pfd.
Consumer cyclicals

Freeport-McMoRan Copper &
Gold, Inc.
144A cv. sr. notes 7s, 2011
Basic materials

Tyco International Group SA
144A cv. company guaranty 234s, 2018
Luxembourg
Conglomerates

Union Pacific Capital Trust
$3.125 cum. cv. pfd.
Transportation

Hewlett-Packard Co.
cv. sub. notes zero %, 2017
Technology

Travelers Property Casualty Corp.
$1.125 cv. pfd.
Financial

Corning, Inc.
cv. debs. zero %, 2015
Technology

Xerox Corp.
144A $3.75 cv. pfd.
Technology

State Street Corp.
6.75% cv. pfd.
Financial

Footnote reads:
*These holdings represent 18.5% of the fund's net assets as of 4/30/03. The fund's holdings will change over time.


Peregrine Systems, a software manufacturer, is reorganizing under Chapter 11. It was our view that the company would stay in business and make a complete recovery, because the reasons for its troubles stemmed less from a flawed business model than from confusion over its accounting, conducted by an outside team. Over the period, Peregrine Systems made substantial gains, and the fund maintained its position.

As geopolitical events added to the level of uncertainty in the world, investors poured assets into gold, which is deemed by many to be a safe harbor in troubled times. The fund actively traded several convertible bonds of Freeport-McMoRan Copper and Gold, which owns the world's largest gold mine, located in Indonesia. The price of gold appreciated significantly and helped boost the fund's return.

Among the fund's riskier positions, alluded to in the Strategy Overview section, were Elan Corporation and Nextel, which we considered to be special situations. In our opinion, the prospects for Elan Corporation, a downtrodden pharmaceutical company, were improved by a team of seasoned managers who had been appointed to prevent the company from entering into bankruptcy. The turnaround proved beneficial to shareholders.

As with Elan, the price of Nextel's convertibles got very depressed on a yield-to-put, or yield-to-maturity basis. Yet, our research indicated the issue had very attractive risk/reward characteristics. The fund had a rather large stake in Nextel. This telecommunications company has been winning more subscribers and exceeding earnings and profit expectations with its DirectConnect product, which lets customers use their phones as walkie-talkies, eliminating the time and focus required to dial numbers. As of the end of the period, the holding had worked in the fund's favor.

In a period that was overwhelmingly positive for convertibles, the fund had few holdings that dampened performance. Royal Dutch Petroleum common stock, which we had purchased to enhance the portfolio's exposure to the energy sector, declined during the period. However, your fund had a relatively small position in the stock.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Value Team. The members of the team are David L. King (Portfolio Leader), Michael Abata, Bart Geer, Deborah Kuenstner, Cole Lannum, Christopher Miller, Jeanne Mockard, and Hugh Mullin.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We are quite positive on the near-term prospects for your fund. The three market factors that made the past six months so favorable for convertibles -- a stronger stock market, narrowing credit spreads, and leadership by cyclical stocks -- continue to influence the sector in a positive way. We believe these favorable trends may remain in place for the balance of the year. Investor interest in convertibles has grown, while issuance has slowed somewhat, so that supply is not putting downward pressure on prices.

The recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 favors dividend income. Such tax reform therefore does not benefit convertible investing, and may be a short-term negative for the fund, as tax-favored dividends could render convertibles relatively less attractive than equities. However, in our opinion, the impact of the tax cuts, which are focused on small, individual investors, will not move capital markets.

For the present, we expect to maintain the fund's relatively high equity sensitivity, and believe that will prove beneficial in an accelerating economy. Because convertible securities are sensitive to cyclical changes, we anticipate having to reduce the equity sensitivity at some point in the future, when market conditions are not as favorable. As always, we strive to combine the potential for attractive returns with an appropriate level of risk.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended April 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See pages 8 and 9 for definitions of some terms used in this section.

TOTAL RETURN FOR PERIODS ENDED 4/30/03

                     Class A         Class B         Class C         Class M
(inception dates)   (6/29/72)       (7/15/93)       (7/26/99)       (3/13/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
-------------------------------------------------------------------------------
6 months          13.45%  6.94%   12.99%  7.99%   13.01%  12.01%  13.10%  9.17%
-------------------------------------------------------------------------------
1 year            -1.16  -6.82    -1.93  -6.65    -1.92   -2.86   -1.67  -5.10
-------------------------------------------------------------------------------
5 years           -3.57  -9.12    -7.11  -8.30    -7.10   -7.10   -5.78  -9.10
Annual average    -0.72  -1.89    -1.47  -1.72    -1.46   -1.46   -1.18  -1.89
-------------------------------------------------------------------------------
10 years          97.37  86.01    83.03  83.03    83.07   83.07   87.82  81.26
Annual average     7.04   6.40     6.23   6.23     6.23    6.23    6.51   6.13
-------------------------------------------------------------------------------
Annual average
(life of fund)    10.54  10.33     9.55   9.55     9.71    9.71    9.83   9.70
-------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/03

                                                                Lipper
                                       Goldman Sachs     Convertible Securities
                                       Convertible          Funds category
                                          Index                 average*
-------------------------------------------------------------------------------
6 months                                  13.61%                 11.16%
-------------------------------------------------------------------------------
1 year                                     0.59                  -1.43
-------------------------------------------------------------------------------
5 years                                    7.66                  15.43
Annual average                             1.49                   2.76
-------------------------------------------------------------------------------
10 years                                 113.89                 131.63
Annual average                             7.90                   8.54
-------------------------------------------------------------------------------
Annual average
(life of fund)                               --**                10.57
-------------------------------------------------------------------------------

 *Over the 6-month and 1-, 5-, and 10-year periods ended 4/30/03, there were 65, 65, 45, and 21 funds, respectively, in this Lipper category.

**The benchmark index was not in existence at the time of the fund's inception.
  The index's inception was 12/31/84.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/03

                    Class A         Class B         Class C         Class M
-------------------------------------------------------------------------------
Distributions
(number)               2               2               2               2
-------------------------------------------------------------------------------
Income              $0.272          $0.225          $0.224          $0.240
-------------------------------------------------------------------------------
Capital gains          --              --              --              --
-------------------------------------------------------------------------------
  Total             $0.272          $0.225          $0.224          $0.240
-------------------------------------------------------------------------------
Share value:      NAV      POP        NAV             NAV        NAV      POP
-------------------------------------------------------------------------------
10/31/02         $12.32   $13.07    $12.14          $12.27      $12.24  $12.68
-------------------------------------------------------------------------------
4/30/03           13.69    14.53     13.48           13.63       13.59   14.08
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 1             3.97%    3.74%     3.32%           3.29%       3.53%   3.41%
-------------------------------------------------------------------------------
Current
30-day SEC
yield 2            4.45     4.19      3.72            3.72        3.96    3.82
-------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 3/31/03(most recent calendar quarter)

                    Class A        Class B        Class C        Class M
(inception dates)  (6/29/72)      (7/15/93)      (7/26/99)      (3/13/95)
                  NAV     POP    NAV    CDSC    NAV    CDSC    NAV     POP
-------------------------------------------------------------------------------
6 months         11.35%  4.92%  10.84%  5.84%  10.90%  9.90%  10.97%  7.09%
-------------------------------------------------------------------------------
1 year           -7.92 -13.22   -8.60 -13.00   -8.59  -9.47   -8.38 -11.57
-------------------------------------------------------------------------------
5 years          -7.91 -13.20  -11.30 -12.44  -11.28 -11.28  -10.02 -13.17
Annual average   -1.63  -2.79   -2.37  -2.62   -2.37  -2.37   -2.09  -2.78
-------------------------------------------------------------------------------
10 years         87.23  76.45   73.67  73.67   73.68  73.68   78.14  71.94
Annual average    6.47   5.84    5.67   5.67    5.68   5.68    5.94   5.57
-------------------------------------------------------------------------------
Annual average
(life of fund)   10.39  10.17    9.39   9.39    9.56   9.56    9.67   9.55
-------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

COMPARATIVE INDEXES

Goldman Sachs Convertible 100 Index is an unmanaged index with a target of 100 securities, including convertible bonds, preferreds, and mandatory convertible securities. It includes reinvested dividends.

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) World Ex-U.S. Index is an unmanaged index of developed and emerging markets (excluding the U.S.).

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
April 30, 2003 (Unaudited)

CONVERTIBLE BONDS AND NOTES (47.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Basic Materials (2.0%)
-------------------------------------------------------------------------------------------------------------------
        $14,500,000 Freeport-McMoRan Copper & Gold, Inc. 144A cv. sr. notes 7s, 2011                    $15,206,875

Communication Services (2.1%)
-------------------------------------------------------------------------------------------------------------------
          7,689,000 Nextel Communications, Inc. cv. sr. notes 4 3/4s, 2007                                7,592,888
         20,000,000 U.S. Cellular Corp. cv. Liquid Yield Option Notes (LYON)
                    zero %, 2015                                                                          7,725,000
                                                                                                      -------------
                                                                                                         15,317,888

Conglomerates (2.7%)
-------------------------------------------------------------------------------------------------------------------
          5,150,000 GenCorp, Inc. 144A cv. sub. notes 5 3/4s, 2007                                        4,622,125
         15,000,000 Tyco International Group SA 144A cv. company guaranty 2 3/4s,
                    2018 (Luxembourg)                                                                    15,206,250
                                                                                                      -------------
                                                                                                         19,828,375

Consumer Cyclicals (8.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Baker (J.), Inc. cv. sr. sub. notes 7s, 2002 (In default) (NON) (DEF)                   200,000
          4,660,000 Charming Shoppes, Inc. 144A cv. bonds 4 3/4s, 2012                                    4,094,975
          7,500,000 Hilton Hotels Corp. 144A cv. notes 3 3/8s, 2023                                       7,462,500
          5,500,000 JC Penney Co., Inc. cv. sub. notes 5s, 2008                                           5,376,250
         14,000,000 Liberty Media Corp. cv. sr. notes 3 1/2s, 2031                                        9,030,000
          9,400,000 Lowe's Cos., Inc. cv. LYON zero %, 2021                                               7,332,000
          4,000,000 Pep Boys (The) - Manny, Moe, & Jack cv. notes 4 1/4s, 2007                            3,550,000
         24,500,000 Royal Caribbean Cruises, Ltd. cv. bonds zero %, 2021 (Liberia)                       10,887,310
          9,800,000 TJX Cos., Inc. (The) cv. LYON zero %, 2021                                            7,840,000
          8,200,000 TJX Cos., Inc. (The) 144A cv. LYON zero %, 2021                                       6,560,000
          3,177,000 Tower Automotive, Inc. cv. sub. notes 5s, 2004                                        2,895,041
                                                                                                      -------------
                                                                                                         65,228,076

Consumer Staples (7.3%)
-------------------------------------------------------------------------------------------------------------------
         19,800,000 Avon Products, Inc. cv. sr. notes zero %, 2020                                       10,716,750
          4,720,000 CKE Restaurants, Inc. cv. sub. notes 4 1/4s, 2004                                     4,531,200
         15,100,000 General Mills, Inc. 144A cv. sr. bonds zero %, 2022                                  10,702,125
EUR       3,985,000 Koninklijke Ahold NV cv. sub. notes 3s, 2003 (Netherlands)                            1,915,822
NLG       1,072,000 Koninklijke Ahold NV cv. sub. notes 3s, 2003 (Netherlands)                              515,373
        $10,400,000 Rite Aid Corp. cv. notes 4 3/4s, 2006                                                10,114,000
          7,210,000 Rite Aid Corp. 144A cv. sr. notes 4 3/4s, 2006                                        7,011,725
          9,200,000 Service Corp. International cv. sub. notes 6 3/4s, 2008                               8,866,500
                                                                                                      -------------
                                                                                                         54,373,495

Energy (0.7%)
-------------------------------------------------------------------------------------------------------------------
          4,800,000 Pride International, Inc. 144A cv. sr. notes 2 1/2s, 2007                             5,574,000

Financial (4.0%)
-------------------------------------------------------------------------------------------------------------------
          5,100,000 Legg Mason, Inc. cv. LYON zero %, 2031                                                2,671,125
         15,583,000 Legg Mason, Inc. 144A cv. LYON zero %, 2031                                           8,161,596
          9,831,000 Providian Financial Corp. cv. sr. notes 3 1/4s, 2005                                  8,380,928
         10,900,000 XL Capital, Ltd. cv. debs. zero %, 2021 (Cayman Islands)                              6,935,125
          3,300,000 Zenith National Insurance Corp. 144A cv. notes 5 3/4s, 2023                           4,026,000
                                                                                                      -------------
                                                                                                         30,174,774

Health Care (8.7%)
-------------------------------------------------------------------------------------------------------------------
          3,600,000 Allergan, Inc. cv. sr. notes zero %, 2022                                             3,411,000
          4,500,000 Allergan, Inc. 144A cv. sr. notes zero %, 2022                                        4,263,750
         11,600,000 Alza Corp. cv. sub. debs. zero %, 2020                                                9,048,000
          4,200,000 AmeriSource Health Corp. cv. company guaranty 5s, 2007                                5,517,750
         10,300,000 Amgen, Inc. cv. LYON zero %, 2032                                                     7,995,375
          7,860,000 Cephalon, Inc. 144A cv. sub. notes 2 1/2s, 2006                                       7,270,500
          5,950,000 Charles River Laboratories, Inc. 144A cv. bonds 3 1/2s, 2022                          6,165,688
         12,300,000 Elan Finance Corp., Ltd. cv. LYON zero %, 2018 (Bermuda)                              6,519,000
          2,900,000 Genzyme Corp. (General Division) cv. sub. debs. 3s, 2021                              2,907,250
          2,200,000 Genzyme Corp. (General Division) 144A cv. sub. debs. 3s, 2021                         2,205,500
          6,000,000 King Pharmaceuticals, Inc. cv. sr. notes FRN 2 3/4s, 2021                             5,175,000
          4,000,000 Manor Care, Inc. 144A cv. sr. notes 2 1/8s, 2023                                      4,120,000
                                                                                                      -------------
                                                                                                         64,598,813

Technology (10.2%)
-------------------------------------------------------------------------------------------------------------------
          9,200,000 Agilent Technologies, Inc. cv. debs. FRB 3s, 2021                                     8,866,500
          5,084,000 Aspen Technology, Inc. cv. sub. debs. 5 1/4s, 2005                                    4,067,200
          8,482,000 Computer Associates, Inc. 144A cv. sr. notes 5s, 2007                                 9,489,238
         17,600,000 Corning, Inc. cv. debs. zero %, 2015                                                 12,496,000
         25,700,000 Hewlett-Packard Co. cv. sub. notes zero %, 2017                                      13,074,875
          8,403,000 International Rectifier Corp. cv. sub. notes 4 1/4s, 2007                             7,699,249
          1,500,000 MSC.Software Corp. 144A cv. notes 2 1/2s, 2008                                        1,511,250
          2,940,000 Network Associates, Inc. 144A cv. sub. notes 5 1/4s, 2006                             3,123,750
         11,100,000 Peregrine Systems, Inc. cv. sub. notes 5 1/2s, 2007 (In default) (NON)                6,493,500
          2,577,000 Safeguard Scientifics, Inc. cv. sub. notes 5s, 2006                                   1,816,785
          2,975,000 Safeguard Scientifics, Inc. 144A cv. sub. notes 5s, 2006                              2,097,375
         10,000,000 Solectron Corp. cv. LYON zero %, 2020                                                 5,412,500
                                                                                                      -------------
                                                                                                         76,148,222

Utilities & Power (1.5%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Mirant Corp. cv. notes 2 1/2s, 2021                                                   2,163,750
          7,725,000 Sierra Pacific Resources 144A cv. notes 7 1/4s, 2010                                  9,028,594
                                                                                                      -------------
                                                                                                         11,192,344
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $350,402,835)                              $357,642,862

CONVERTIBLE PREFERRED STOCKS (45.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
Basic Materials (2.7%)
-------------------------------------------------------------------------------------------------------------------
             83,300 Boise Cascade Corp. units $3.75 cv. pfd.                                             $3,311,175
             17,040 Hercules Trust II 6.50% units cum. cv. pfd.                                           9,968,400
            326,900 Smurfit-Stone Container Corp. Ser. A, $1.75 cum. cv. pfd.                             6,783,175
                                                                                                      -------------
                                                                                                         20,062,750

Capital Goods (4.5%)
-------------------------------------------------------------------------------------------------------------------
             75,000 Allied Waste Industries, Inc. $3.125 cum. cv. pfd.                                    3,900,000
             89,000 Northrop Grumman Corp. Ser. B, $7.00 cum. cv. pfd.                                   10,924,750
            307,000 Owens-Illinois, Inc. $2.375 cv. pfd.                                                  7,866,875
             63,771 Raytheon Co. units $4.125 cum. cv. pfd.                                               3,371,892
            231,300 TXI Capital Trust I $2.75 cv. pfd.                                                    7,083,563
                                                                                                      -------------
                                                                                                         33,147,080

Communication Services (2.0%)
-------------------------------------------------------------------------------------------------------------------
            175,100 ALLTEL Corp. units $3.875 cv. pfd.                                                    8,426,688
            294,600 Citizens Communications Co. units $1.688 cv. pfd.                                     6,702,150
             41,000 Global Crossing, Ltd. 6.75% cum. cv. pfd. (Bermuda) (In default) (NON)                      410
                                                                                                      -------------
                                                                                                         15,129,248

Consumer Cyclicals (4.2%)
-------------------------------------------------------------------------------------------------------------------
            353,000 Ford Motor Co. Capital Trust II $3.25 cum. cv. pfd.                                  15,443,750
              7,400 Radio One, Inc. 6.50% cum. cv. pfd.                                                   7,560,950
            200,700 Sinclair Broadcast Group, Inc. Ser. D, $3.00 cv. pfd.                                 8,303,963
                                                                                                      -------------
                                                                                                         31,308,663

Consumer Staples (0.8%)
-------------------------------------------------------------------------------------------------------------------
            113,345 Suiza Capital Trust II $2.75 cv. pfd.                                                 6,304,816

Energy (4.2%)
-------------------------------------------------------------------------------------------------------------------
            200,000 Arch Coal, Inc. $2.50 cum. cv. pfd.                                                  11,325,000
            101,000 Chesapeake Energy Corp. 144A $3.00 cv. pfd.                                           5,479,250
            140,753 Weatherford International, Ltd. $2.50 cum. cv. pfd.                                   7,125,621
            140,000 Western Gas Resources, Inc. $2.625 cum. cv. pfd.                                      7,420,000
                                                                                                      -------------
                                                                                                         31,349,871

Financial (10.6%)
-------------------------------------------------------------------------------------------------------------------
            149,900 ACE, Ltd. $4.125 cum. cv. pfd.                                                        9,649,813
            274,400 Capital One Financial Corp. units $3.125 cv. pfd.                                    10,118,532
            119,300 Commerce Capital Trust II $2.975 cum. cv. pfd.                                        6,665,888
            232,100 Host Marriott Financial Trust $3.375 cv. pfd.                                         8,877,825
            161,800 Provident Finance Group units $2.25 cv. pfd.                                          3,923,650
            156,000 Simon Property Group, Inc. Ser. B, $6.50 cum. cv. pfd.                               15,463,500
             60,350 State Street Corp. 6.75% cv. pfd.                                                    11,485,812
            514,800 Travelers Property Casualty Corp. $1.125 cv. pfd.                                    12,612,600
                                                                                                      -------------
                                                                                                         78,797,620

Health Care (2.1%)
-------------------------------------------------------------------------------------------------------------------
             95,500 Anthem, Inc. $3.00 cv. pfd.                                                           8,022,000
            174,300 Baxter International, Inc. $3.50 cv. pfd.                                             7,669,200
                                                                                                      -------------
                                                                                                         15,691,200

Technology (4.2%)
-------------------------------------------------------------------------------------------------------------------
              8,850 Lucent Technologies, Inc. 8.00% cv. pfd.                                              8,440,688
            193,900 Solectron Corp. units $1.813 cv. pfd.                                                 2,108,663
            164,400 Titan Capital Trust $2.875 cum. cv. pfd.                                              8,261,100
            187,400 Xerox Corp. 144A $3.75 cv. pfd.                                                      12,391,825
                                                                                                      -------------
                                                                                                         31,202,276

Transportation (3.2%)
-------------------------------------------------------------------------------------------------------------------
             11,500 Kansas City Southern Industries, Inc. 144A 4.25% cum. cv. pfd.                        5,867,910
            140,000 Teekay Shipping Corp. $1.813 cv. pfd. (Marshall Islands)                              3,692,500
            285,585 Union Pacific Capital Trust $3.125 cum. cv. pfd.                                     14,671,929
                                                                                                      -------------
                                                                                                         24,232,339

Utilities & Power (7.4%)
-------------------------------------------------------------------------------------------------------------------
             65,100 CenterPoint Energy, Inc. 2.00% cv. pfd.                                               1,789,599
            144,500 Cinergy Corp. units $4.75 cv. pfd.                                                    8,236,500
            136,900 Dominion Resources, Inc. units $4.75 cv. pfd.                                         7,717,738
            113,400 El Paso Corp. $4.50 cv. pfd.                                                          3,288,600
            166,400 El Paso Energy Capital Trust I $2.375 cv. pfd.                                        4,139,200
            148,000 FPL Group, Inc. units $4.25 cv. pfd.                                                  8,343,500
             96,300 FPL Group, Inc. units $4.00 cv. pfd.                                                  5,224,275
            144,000 ONEOK, Inc. units $2.125 cv. pfd.                                                     3,942,000
            358,600 Sempra Energy units $2.125 cv. pfd.                                                   9,368,425
            105,400 Sierra Pacific Resources units $4.50 cum. cv. pfd.                                    2,777,290
                                                                                                      -------------
                                                                                                         54,827,127
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $355,250,707)                             $342,052,990

COMMON STOCKS (5.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
Conglomerates (0.4%)
-------------------------------------------------------------------------------------------------------------------
            209,000 Tyco International, Ltd. (Bermuda)                                                   $3,260,400

Consumer Cyclicals (0.9%)
-------------------------------------------------------------------------------------------------------------------
            291,000 JC Penney Co., Inc. (Holding Co.)                                                     4,964,460
            227,400 Pep Boys (The) -- Manny, Moe, & Jack                                                  1,946,544
                                                                                                      -------------
                                                                                                          6,911,004

Consumer Staples (0.2%)
-------------------------------------------------------------------------------------------------------------------
             27,963 Dean Foods Co. (NON)                                                                  1,217,229

Energy (0.9%)
-------------------------------------------------------------------------------------------------------------------
            170,700 Royal Dutch Petroleum Co. ADR (Netherlands)                                           6,978,216

Financial (1.9%)
-------------------------------------------------------------------------------------------------------------------
            286,300 JPMorgan Chase & Co.                                                                  8,402,905
            260,400 U.S. Bancorp                                                                          5,767,860
                                                                                                      -------------
                                                                                                         14,170,765

Health Care (0.8%)
-------------------------------------------------------------------------------------------------------------------
             95,400 Genzyme Corp. (NON)                                                                   3,842,712
            133,200 King Pharmaceuticals, Inc. (NON)                                                      1,679,652
                                                                                                      -------------
                                                                                                          5,522,364
                                                                                                      -------------
                    Total Common Stocks (cost $41,487,539)                                              $38,059,978

SHORT-TERM INVESTMENTS (1.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
           $968,245 Short-term investments held as collateral for loaned securities with yields ranging from 1.20% to 1.40%
                    and due dates ranging from May 1, 2003 to June 23, 2003 (d)                            $967,900
         12,525,958 Short-term investments held in Putnam commingled cash account with yields ranging from 1.18% to 2.625% and
                    due dates ranging from May 1, 2003 to June 16, 2003 (d)                              12,525,958
                                                                                                      -------------
                    Total Short-Term Investments (cost $13,493,858)                                     $13,493,858
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $760,634,939)                                              $751,249,688
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $745,879,081.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at April 30, 2003, which are subject to change based on the terms of the security.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $941,441 of
securities on loan (identified cost $760,634,939) (Note 1)                     $751,249,688
-------------------------------------------------------------------------------------------
Foreign currency (cost $14,686) (Note 1)                                             15,251
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         4,203,527
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              262,072
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    3,604,655
-------------------------------------------------------------------------------------------
Total assets                                                                    759,335,193

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  9,959,375
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          978,826
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,086,360
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           89,212
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        88,447
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,264
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              215,690
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                  967,900
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               69,038
-------------------------------------------------------------------------------------------
Total liabilities                                                                13,456,112
-------------------------------------------------------------------------------------------
Net assets                                                                     $745,879,081

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,065,913,011
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                     12,156,083
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (322,806,926)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                                (9,383,087)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $745,879,081

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($583,318,783 divided by 42,615,216 shares)                                          $13.69
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.69)*                              $14.53
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($111,448,880 divided by 8,265,388 shares)**                                         $13.48
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($5,004,822 divided by 367,206 shares)**                                             $13.63
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($8,122,804 divided by 597,676 shares)                                               $13.59
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.59)*                              $14.08
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($37,983,792 divided by 2,774,739 shares)                                            $13.69
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2003 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends                                                                       $11,707,702
-------------------------------------------------------------------------------------------
Interest                                                                          8,926,677
-------------------------------------------------------------------------------------------
Securities lending                                                                      972
-------------------------------------------------------------------------------------------
Total investment income                                                          20,635,351

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,217,769
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      550,854
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    13,427
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      7,715
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               698,940
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               541,572
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                20,861
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                26,258
-------------------------------------------------------------------------------------------
Other                                                                               240,049
-------------------------------------------------------------------------------------------
Total expenses                                                                    4,317,445
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (52,624)
-------------------------------------------------------------------------------------------
Net expenses                                                                      4,264,821
-------------------------------------------------------------------------------------------
Net investment income                                                            16,370,530
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (965,687)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                          (5,240)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in foreign
currencies during the period                                                          2,164
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                     74,970,829
-------------------------------------------------------------------------------------------
Net gain on investments                                                          74,002,066
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $90,372,596
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         April 30            October 31
                                                                             2003*                 2002
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $16,370,530           $37,176,930
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                             (970,927)          (83,205,311)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                      74,972,993            26,922,375
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                             90,372,596           (19,106,006)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (11,682,569)          (29,018,776)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (1,892,405)           (5,058,851)
-------------------------------------------------------------------------------------------------------
   Class C                                                                (70,610)             (189,339)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (130,480)             (346,365)
-------------------------------------------------------------------------------------------------------
   Class Y                                                               (824,052)           (2,166,132)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (26,161,558)         (108,800,476)
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                49,610,922          (164,685,945)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   696,268,159           860,954,104
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income of
$12,156,083 and $10,385,669, respectively)                           $745,879,081          $696,268,159
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.32       $13.32       $18.62       $20.26       $20.04       $23.22
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .30          .63 (d)      .75          .76          .75          .76
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.34        (1.01) (d)   (4.27)         .30         2.30        (1.02)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.64         (.38)       (3.52)        1.06         3.05         (.26)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.27)        (.62)        (.62)        (.77)        (.81)        (.79)
------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                       --           --        (1.16)       (1.93)       (2.02)       (2.13)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.27)        (.62)       (1.78)       (2.70)       (2.83)       (2.92)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.69       $12.32       $13.32       $18.62       $20.26       $20.04
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 13.45*       (3.20)      (19.85)        5.16        16.42        (1.37)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $583,319     $542,156     $657,937     $933,703     $982,956   $1,056,693
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .54*        1.08         1.01          .97          .98          .97
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.32*        4.63 (d)     4.86         3.86         3.73         3.50
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 42.05*      116.36       207.64       176.66        54.74        92.76
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment
    Companies, and began amortizing premium on its fixed-income securities.
    The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios, and supplemental data for the periods prior to November 1, 2001 have not been reinstated to reflect this change in presentation (Note 5).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.14       $13.13       $18.37       $20.02       $19.83       $23.01
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .25          .52 (d)      .63          .61          .60          .59
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.32         (.99) (d)   (4.21)         .29         2.27        (1.01)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.57         (.47)       (3.58)         .90         2.87         (.42)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.23)        (.52)        (.50)        (.62)        (.66)        (.63)
------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                       --           --        (1.16)       (1.93)       (2.02)       (2.13)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.23)        (.52)       (1.66)       (2.55)       (2.68)       (2.76)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.48       $12.14       $13.13       $18.37       $20.02       $19.83
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.99*       (3.91)      (20.46)        4.38        15.58        (2.11)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $111,449     $106,343     $143,286     $235,897     $291,017     $289,652
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .92*        1.83         1.76         1.72         1.73         1.72
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.95*        3.88 (d)     4.09         3.11         2.99         2.74
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 42.05*      116.36       207.64       176.66        54.74        92.76
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment
    Companies, and began amortizing premium on its fixed-income securities.
    The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios, and supplemental data for the periods prior to November 1, 2001 have not been reinstated to reflect this change in presentation (Note 5).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                    Six months
                                      ended                                           For the period
Per-share                            April 30                                         July 26, 1999+
operating performance              (Unaudited)           Year ended October 31        to October 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.27       $13.26       $18.55       $20.23       $20.85
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .25          .52 (d)      .64          .61          .20
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.33         (.99) (d)   (4.27)         .31         (.59)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   1.58         (.47)       (3.63)         .92         (.39)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.22)        (.52)        (.50)        (.67)        (.23)
-----------------------------------------------------------------------------------------------------
From net realized
gain on investments                       --           --        (1.16)       (1.93)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.52)       (1.66)       (2.60)        (.23)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.63       $12.27       $13.26       $18.55       $20.23
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 13.01*       (3.87)      (20.51)        4.45        (1.87)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,005       $3,999       $4,825       $5,545         $661
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .92*        1.83         1.76         1.72          .47*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.94*        3.87 (d)     4.12         3.17         1.12*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 42.05*      116.36       207.64       176.66        54.74
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment
    Companies, and began amortizing premium on its fixed-income securities.
    The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios, and supplemental data for the periods prior to November 1, 2001 have not been reinstated to reflect this change in presentation (Note 5).

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.24       $13.23       $18.50       $20.13       $19.92       $23.08
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .27          .56 (d)      .67          .66          .65          .65
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.32        (1.00) (d)   (4.24)         .31         2.28        (1.00)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.59         (.44)       (3.57)         .97         2.93         (.35)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.24)        (.55)        (.54)        (.67)        (.70)        (.68)
------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                       --           --        (1.16)       (1.93)       (2.02)       (2.13)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.24)        (.55)       (1.70)       (2.60)       (2.72)       (2.81)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.59       $12.24       $13.23       $18.50       $20.13       $19.92
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 13.10*       (3.65)      (20.27)        4.73        15.87        (1.75)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $8,123       $6,861       $9,345      $15,370      $16,338      $18,081
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .79*        1.58         1.51         1.47         1.48         1.47
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.07*        4.13 (d)     4.34         3.36         3.23         2.99
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 42.05*      116.36       207.64       176.66        54.74        92.76
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment
    Companies, and began amortizing premium on its fixed-income securities.
    The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios, and supplemental data for the periods prior to November 1, 2001 have not been reinstated to reflect this change in presentation (Note 5).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
                                     Six months                                       For the period
                                       ended                                             December 30,
Per-share                             April 30                                              1998+
operating performance               (Unaudited)          Year ended October 31          to October 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.32       $13.32       $18.63       $20.26       $19.32
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .32          .66 (d)      .79          .81          .72
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.34        (1.00) (d)   (4.28)         .31          .98
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   1.66         (.34)       (3.49)        1.12         1.70
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.29)        (.66)        (.66)        (.82)        (.76)
-----------------------------------------------------------------------------------------------------
From net realized
gain on investments                       --           --        (1.16)       (1.93)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.29)        (.66)       (1.82)       (2.75)        (.76)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.69       $12.32       $13.32       $18.63       $20.26
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 13.59*       (2.96)      (19.68)        5.49         8.87*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $37,984      $36,910      $45,561      $59,214      $63,425
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .42*         .83          .76          .72          .61*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.45*        4.87 (d)     5.12         4.11         3.43*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 42.05*      116.36       207.64       176.66        54.74
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment
    Companies, and began amortizing premium on its fixed-income securities.
    The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios, and supplemental data for the periods prior to November 1, 2001 have not been reinstated to reflect this change in presentation (Note 5).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
April 30, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Convertible Income-Growth Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide, with equal emphasis, current income and capital appreciation by investing primarily in bonds and preferred stocks convertible into common stock. Capital conservation is the fund's secondary objective.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on its principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at market value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents, the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2003, the value of securities loaned amounted to $941,441. The fund received cash collateral of $967,900, which is pooled with collateral of other Putnam funds into 45 issuers of high-grade short-term investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and that borrowings not exceed prospectus limitations. For the six months ended April 30, 2003, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2002, the fund had a capital loss carryover of approximately $320,724,000 available to the extent allowed by tax law to offset future net capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $233,997,000    October 31, 2009
    86,727,000    October 31, 2010

The aggregate identified cost on a tax basis is $761,746,904, resulting in gross unrealized appreciation and depreciation of $40,181,373 and $50,678,589, respectively, or net unrealized depreciation of $10,497,216.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services
and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2003, the fund's expenses were reduced by $52,624 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,162 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended April 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $29,303 and $3,778 from the sale of class A and class M shares, respectively, and received $75,286 and $274 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2003, Putnam Retail Management, acting as underwriter, received $745 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $297,281,034 and $321,951,305, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At April 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended April 30, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,856,737         $37,223,968
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               778,115          10,145,255
---------------------------------------------------------------------------
                                             3,634,852          47,369,223

Shares repurchased                          (5,015,455)        (65,375,284)
---------------------------------------------------------------------------
Net decrease                                (1,380,603)       $(18,006,061)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,534,382         $89,725,320
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,835,743          24,996,347
---------------------------------------------------------------------------
                                             8,370,125         114,721,667

Shares repurchased                         (13,778,345)       (187,104,341)
---------------------------------------------------------------------------
Net decrease                                (5,408,220)       $(72,382,674)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    965,275         $12,352,718
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               118,366           1,521,296
---------------------------------------------------------------------------
                                             1,083,641          13,874,014

Shares repurchased                          (1,574,910)        (20,197,482)
---------------------------------------------------------------------------
Net decrease                                  (491,269)        $(6,323,468)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,645,985         $22,280,547
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               302,106           4,067,147
---------------------------------------------------------------------------
                                             1,948,091          26,347,694

Shares repurchased                          (4,104,224)        (55,044,538)
---------------------------------------------------------------------------
Net decrease                                (2,156,133)       $(28,696,844)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    101,559          $1,332,284
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 4,867              63,217
---------------------------------------------------------------------------
                                               106,426           1,395,501

Shares repurchased                             (65,092)           (847,854)
---------------------------------------------------------------------------
Net increase                                    41,334            $547,647
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    128,968          $1,759,658
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                11,771             159,893
---------------------------------------------------------------------------
                                               140,739           1,919,551

Shares repurchased                            (178,634)         (2,348,407)
---------------------------------------------------------------------------
Net decrease                                   (37,895)          $(428,856)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    110,351          $1,459,652
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 8,573             111,019
---------------------------------------------------------------------------
                                               118,924           1,570,671

Shares repurchased                             (81,864)         (1,058,899)
---------------------------------------------------------------------------
Net increase                                    37,060            $511,772
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     55,184            $725,947
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                21,874             296,308
---------------------------------------------------------------------------
                                                77,058           1,022,255

Shares repurchased                            (222,977)         (2,971,186)
---------------------------------------------------------------------------
Net decrease                                  (145,919)        $(1,948,931)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2003
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    128,095          $1,676,709
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                63,261             824,052
---------------------------------------------------------------------------
                                               191,356           2,500,761

Shares repurchased                            (411,630)         (5,392,209)
---------------------------------------------------------------------------
Net decrease                                  (220,274)        $(2,891,448)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    386,244          $5,353,424
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               158,959           2,166,132
---------------------------------------------------------------------------
                                               545,203           7,519,556

Shares repurchased                            (970,674)        (12,862,727)
---------------------------------------------------------------------------
Net decrease                                  (425,471)        $(5,343,171)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premiums and accrete discounts on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to November 1, 2001, the fund did not amortize premiums for certain fixed-income securities and characterized as realized gains and losses paydowns on mortgage-backed securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle for the year ended October 31, 2002 was to decrease net investment income by $1,044,496, increase net unrealized appreciation by $806,485 and decrease net realized losses by $238,011. The Statement of changes in net assets and Financial highlights for prior periods have not been restated to reflect this change in presentation.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


[PHOTO OMITTED: SAMUEL PUTNAM]

PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With over 65 years of experience, Putnam has nearly $251 billion in assets under management, over 100 mutual funds, over 13 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients. (Information as of 12/31/02.)

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service twelve times in the past thirteen years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach helps us adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal
Executive Officer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Deborah Kuenstner
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Convertible Income-Growth Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA019-88656  008/223/2ND/920/2LG  6/03


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Convertible Income-Growth Trust
Supplement to Semiannual Report dated 4/30/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------


Total return for periods ended 4/30/03

                                                                        NAV

6 months                                                              13.59%
1 year                                                                -0.91
5 years                                                               -2.52
Annual average                                                        -0.51
10 years                                                              99.53
Annual average                                                         7.15
Life of fund (since class A inception, 6/29/72)
Annual average                                                        10.58

Share value:                                                            NAV

10/31/02                                                             $12.32
4/30/03                                                              $13.69

----------------------------------------------------------------------------

Distributions:       No.       Income         Capital gains           Total
                      2        $0.288              --                $0.288
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: June 24, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: June 24, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 24, 2003